UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2014

NTS REALTY HOLDINGS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32389 (Commission file number)	41-2111139 (IRS Employer Identification No.)

600 North Hurstbourne Parkway Suite 300 Louisville, Kentucky 40222 (Address of principal executive offices)

(502) 426-4800 (Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Definitive Material Agreement.

On February 4, 2014, NTS Realty Holdings Limited Partnership (the “Company”, “we”, “us” or “our”), together with the other defendants in the class action lawsuit described below, entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Settlement”) with the plaintiffs in the class action (the “Kentucky Action”) captioned, Stephen J. Dannis, et al. v. J.D. Nichols, et al., Case No. 13-CI-00452, pending in Jefferson County Circuit Court of the Commonwealth of Kentucky (the “Court”) against the Company, NTS Realty Capital, Inc., our managing general partner (“Realty Capital”), each of the members of the board of directors of Realty Capital, NTS Realty Partners, LLC and NTS Merger Parent, LLC (“Parent”).  On February 5, 2014, the Court signed an order granting its preliminary approval of the Settlement.  Copies of the Settlement and Court’s Preliminary Approval Order are attached hereto as Exhibit 10.1 and Exhibit 99.1, respectively.

Subject to satisfaction of the conditions set forth in the Settlement, the Settlement provides for the full and complete compromise, settlement, release and dismissal of the Kentucky Action as well as the class action lawsuit pending in the Delaware Court of Chancery under the consolidated case caption of In re NTS Realty Holdings Limited Partnership Unitholders Litigation, Consol. C.A. No. 8302-VCP (the “Delaware Action” and with the Kentucky Action, the “Actions”).

Under the Settlement, it is expected that: (1) NTS Merger Sub, LLC (“Merger Sub”) will merge with and into the Company pursuant to the terms of a merger agreement (the “Merger Agreement”) to be entered into among the Company, Parent, Merger Sub and Realty Capital; and (2) as consideration for the settlement and release of the claims asserted in the Actions, at the closing of the merger, all of our limited partnership units (“Units”), other than those Units owned by our founder and the Chairman of Realty Capital, J.D. Nichols, the President and Chief Executive Officer of Realty Capital, Brian F. Lavin, and certain of their affiliates (collectively, the “Purchasers”), will be canceled and converted automatically into the right to receive a cash payment equal to (i) $7.50 per Unit, plus (ii) a pro rata share of the settlement payment of $7,401,487 less fees, expenses and an incentive award payable to plaintiffs’ counsel, if any, as awarded by the Court.  The cash payment will not be due or owing under the Settlement, however, until, among other things, the Court has finally certified the members of the class action; the Court, after holding a hearing, has entered its order and final judgment approving the material terms of the Settlement and such judgment shall have become final and non-appealable; the Court has approved various releases among the plaintiffs, class members and defendants (the “Releases”); orders dismissing the Kentucky Action and the Delaware Action with prejudice have become final and are no longer subject to appeal; and the merger has become effective.

The Settlement is conditioned upon the fulfillment of certain conditions including, among others, the following:

•	Plaintiffs’ determination, following completion of confirmatory discovery, that the Settlement is fair, reasonable and adequate (which determination was made on February 6, 2014);

•	Plaintiffs’ approval of the form of the final information statement to be issued by the Company and certain other defendants relating to the merger;

•	the approval of the merger by the holders of a majority of the Units of the Company;

•	the Purchasers agreeing and committing to vote in favor of the approval of the merger;

•	dismissal with prejudice of the Kentucky Action and Delaware Action;

•	the entry of a final judgment in the Kentucky Action approving the proposed Settlement and providing the dismissal with prejudice of the Kentucky Action and approving the grant of the Releases;

•	the inclusion in the final judgment of the Actions a provision enjoining all members of the class from asserting any of the settled claims; and

•	such final judgment and dismissal of the Actions being finally affirmed on appeal or such final judgment and dismissal not being subject to appeal by lapse of time or otherwise.

The Company expects to obtain approval of the merger by the holders of a majority of the Units of the Company by written consent of the Purchasers in lieu of a special meeting.  Pursuant to the Settlement, the Purchasers, who as of December 31, 2013, owned approximately 62% of the outstanding Units and approximately 59.3% of the total voting power of Units, have agreed to vote in favor of the Merger Agreement.  No other votes will be required or necessary under applicable law, the Merger Agreement or otherwise to approve the Merger Agreement, and none are being solicited.

We expect that the merger and the transactions contemplated thereby and by the Settlement will be completed in the first half of 2014.  However, there can be no assurance that the conditions to the merger or the Settlement will be satisfied or that the merger or Settlement will be consummated on the terms described herein or at all.  Upon consummation of the merger, our Units will be delisted from the NYSE MKT, the registration of our Units under Section 12 of the Securities Exchange Act of 1934 will be terminated, and we will no longer be a reporting company with the SEC.

Item 8.01.  Other Events.

On February 5, 2014, we issued a press release announcing the Settlement and the Court’s Preliminary Approval Order.  A copy of the press release is attached to this report as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Stipulation and Agreement of Compromise, Settlement and Release, dated February 4, 2014
	99.1	Preliminary Approval Order, dated February 5, 2014
	99.2	Press release of NTS Realty Holdings Limited Partnership, dated February 5, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS REALTY HOLDINGS LIMITED PARTNERSHIP

By:	NTS Realty Capital, Inc.
Its:	Managing General Partner

By:	/s/ Gregory A. Wells
Name:	Gregory A. Wells
Title:	Executive Vice President and CFO
Date:	February 7, 2014

EXHIBIT INDEX

(a)	Financial Statements of Businesses Acquired: N/A
(b)	Pro Forma Financial Information: N/A
(c)	Shell Company Transactions: N/A
(d)	Exhibits:
	10.1	Stipulation and Agreement of Compromise, Settlement and Release, dated February 4, 2014
	99.1	Preliminary Approval Order, dated February 5, 2014
	99.2	Press release of NTS Realty Holdings Limited Partnership, dated February 5, 2014